                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

                             (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           BROWN-FORMAN CORPORATION
               (Name of Registrant as Specified In Its Charter)

                           BROWN-FORMAN CORPORATION
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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     14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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                                 ______________________________________________
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                     __________________________________________________________

                              [Brown-Forman Logo]

                   P.O. BOX 1080  LOUISVILLE, KENTUCKY 40201


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Brown-Forman Corporation will hold its annual meeting for holders of its Class A Common Stock in the Brown-Forman Conference Center at the corporate offices, 850 Dixie Highway, Louisville, Kentucky, at 9:30 A.M., Louisville time
(EDT), on July 25, 1996, to elect a board of nine directors to hold office until the next annual stockholders' meeting (or until their successors are duly elected and qualified) and to transact such other business as may properly come before the meeting.

     Only holders of shares of Class A Common Stock of record on the Corporation's books at the close of business on June 17, 1996, may vote at the meeting. The stock transfer books will not be closed.

     All Class A stockholders are asked to be represented at the meeting either in person or by proxy. Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope promptly. Giving a proxy will not affect your right to vote your shares if you attend the meeting and decide to vote in person. Only Class A stockholders are entitled to vote at the meeting; proxies are not solicited from Class B stockholders.

     A copy of the Corporation's Annual Report for the fiscal year ended April 30, 1996, is enclosed.


     Louisville, Kentucky                    By Order of the Board of Directors
     June 27, 1996                           Michael B. Crutcher
                                             Secretary

                               TABLE OF CONTENTS

PROXY STATEMENT...........................................................   1
 Purpose..................................................................   1
 Voting Securities........................................................   1
 Voting Rights............................................................   1

ELECTION OF DIRECTORS.....................................................   1
 Standing Committees......................................................   2
 Directors' Meetings......................................................   3

SECURITY OWNERSHIP OF CERTAIN "BENEFICIAL OWNERS" AND MANAGEMENT..........   3
 Voting Security Ownership of Certain "Beneficial Owners".................   3
 Equity Security Ownership of Management..................................   4

EXECUTIVE COMPENSATION....................................................   5
 Summary Compensation Table...............................................   7
 Restricted Shares:  Awarded, Vested, and Outstanding.....................   8
 Stock Appreciation Rights ("SAR's") Vested During Fiscal 1996
  and Year-End Value Table As of April 30, 1996...........................   9
 Plan Descriptions........................................................   9
   Retirement Plans.......................................................   9
   Savings Plan...........................................................  10
   Flexible Reimbursement Plan............................................  10
   Omnibus Plan...........................................................  11
   Plans Superseded by the Omnibus Plan...................................  12
 Director Compensation....................................................  13

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
 BROWN-FORMAN CORPORATION, S&P 500 INDEX, AND PEER GROUPS.................  14

TRANSACTIONS WITH MANAGEMENT..............................................  15

APPOINTMENT OF INDEPENDENT ACCOUNTANTS....................................  15

OTHER PROPOSED ACTION.....................................................  15

STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING.............................  15

                           BROWN-FORMAN CORPORATION
                 850 DIXIE HIGHWAY, LOUISVILLE, KENTUCKY 40210

                                PROXY STATEMENT

     PURPOSE. The Board of Directors (the "Board") of Brown-Forman Corporation (the "Corporation") is sending you this proxy statement in connection with the solicitation of proxies for use at the annual meeting of stockholders to be held on July 25, 1996, in the Brown-Forman Conference Center at the corporate offices, 850 Dixie Highway, Louisville, Kentucky, at 9:30 A.M., Louisville time
(EDT). The enclosed proxy relating to this meeting is solicited on behalf of the Board; the Corporation will pay all solicitation costs. Beginning on or about June 27, 1996, the Corporation will solicit proxies by mail. After that, employees may solicit proxies by mail, phone, fax, or in person, but without extra compensation. The Corporation may reimburse banks, brokers, nominees, and other fiduciaries for their reasonable charges and expenses incurred in forwarding proxy materials to their principals.

     VOTING SECURITIES. The Corporation's Certificate of Incorporation provides that holders of shares of Class A Common Stock have the exclusive power to elect directors and to vote on other questions, except as provided by Delaware law. As of the record date, June 17, 1996, the Corporation had 28,988,091 shares of $.15 par value Class A Common Stock outstanding.

     VOTING RIGHTS. Only holders of shares of the Corporation's Class A Common Stock of record on its books at the close of business on June 17, 1996, may vote at the meeting. If you were a stockholder on the June 17 record date, you are entitled to one vote for each share standing of record in your name. You may vote your shares either in person or by duly authorized proxy. Giving a proxy will not affect your right to vote your shares if you attend the meeting and want to vote in person. You may revoke a proxy at any time before it is voted, but only if the Corporation's Secretary gets written notice of your revocation before it is voted. All shares represented by effective proxies on the enclosed form received by the Corporation will be voted at the meeting (or any adjourned meeting) in accordance with the proxies' terms.

     The affirmative vote of the holders of a majority of the number of shares represented at the meeting is required to elect directors and to approve any other matters brought to a vote at the meeting. Shares voted as "abstaining" will be treated as present for determining the number of shares present, but will have the effect of shares withheld from election of a director. If a broker holding your shares in "street" name indicates to the Corporation on a proxy card that he or she lacks discretionary authority to vote your shares, the Corporation will not consider your shares as present or entitled to vote for any purpose.

                             ELECTION OF DIRECTORS

     At its May 23, 1996, meeting, the Board temporarily increased the number of directors from nine to ten, and elected Barry D. Bramley, the former Chairman and Chief Executive Officer of British-American Tobacco Company Ltd., to fill the extra position. W.L. Lyons Brown, Jr., who has served as a director since 1964, will retire from the Board as of the Annual Meeting. Upon Mr. Brown's retirement, the number of directors will return to nine. At the Annual Meeting, nine directors are to be elected, each to hold office until the next annual election of directors, or until a successor has been elected and qualified. All current directors, except W.L. Lyons Brown, Jr., are candidates for election or reelection to the Board. The persons named as proxies will vote the enclosed proxy FOR the election of nominees listed below, unless you direct them on the proxy to withhold such vote. If, before the meeting, any nominee becomes unable to serve, then the persons named as proxies may choose to vote for a substitute.

     The nominees for directors of the Corporation, their respective ages as of April 30, 1996, the years in which they began their service as directors, their business experience, and other directorships they currently hold are as follows:

     BARRY D. BRAMLEY, age 58, director since May 23, 1996. From January 1988 to April, 1996, Chairman and Chief Executive Officer of British-American Tobacco Company Ltd. in London, England. Other directorships include BAT Industries (the parent of British-American Tobacco Company Ltd.), Farnell Electronics PLC and Skandinavisk Tobakskompagni A/S.

     GEO. GARVIN BROWN III*, age 52, director since 1971. Chairman of Transportation Technology International, Inc. since 1988.

     OWSLEY BROWN II*, age 53, director since 1971. Chairman since July, 1995; Chief Executive Officer of the Corporation since July, 1993; President of the Corporation from 1987 to 1995. Other directorships include LG&E Energy Corp.; Louisville Gas and Electric Company; NACCO Industries, Inc.; and Hilliard Lyons Trust Company.

     DONALD G. CALDER, age 58, director since 1995. Partner, G.L. Ohrstrom & Co., a private investment firm, since 1970. Director and Vice President of Roper Industries, Inc. since 1981, Treasurer of Roper Industries from 1991 to 1993, and a director of Ropex Corporation, the former holding company for Roper Industries, from 1981 until 1992. Other directorships include Carlisle Companies Incorporated, Central Securities Corporation, and Harrow Industries, Inc.

     OWSLEY BROWN FRAZIER*, age 60, director since 1964. Vice Chairman of the Corporation since 1983. Other directorships include Banc One Kentucky Corporation; Bank One, Kentucky, N.A.

     RICHARD P. MAYER, age 56, director since 1994. Retired; former Chairman and Chief Executive Officer of Kraft General Foods North America (now Kraft Foods Inc.) from 1989 to February 1995. Other directorships include National City Bank of Kentucky and Dean Foods Company.

     STEPHEN E. O'NEIL, age 63, director since 1978. Principal, The O'Neil Group, since May, 1991; Partner, Mishkin, O'Neil & McAllister, New York, New York, from 1988 to 1991. Other directorships include Alger American Fund, Inc.; Alger Fund, Inc.; Castle Convertible Fund, Inc.; NovaCare, Inc.; Spectra Fund, Inc.; and Syntro Corporation.

     WILLIAM M. STREET, age 57, director since 1971. Vice Chairman of the Corporation since 1987. Other directorships include National City Bank of Kentucky.

     JAMES S. WELCH, age 66, director since 1976. Partner, Ogden Newell & Welch, Louisville, Kentucky, since 1959. Other directorships include Hilliard Lyons Trust Company.
_____________

     * Geo. Garvin Brown III, Owsley Brown II, and Owsley Brown Frazier are first cousins. Each of them may be deemed "control" persons of the Corporation by reason of their beneficial ownership of voting securities.

     STANDING COMMITTEES. The Corporation has an Audit Committee, which in fiscal 1996 was composed of outside directors James S. Welch, Richard P. Mayer, and Stephen E. O'Neil, and a Compensation Committee, which in fiscal 1996 was composed of outside directors Stephen E. O'Neil, Richard P. Mayer, and Donald G. Calder.

     The Audit Committee: (a) recommends to the Board the engagement of independent auditors; (b) reviews the Corporation's policies and procedures on maintaining its accounting records and the adequacy of its internal controls;
(c) reviews management's implementation of recommendations made by the independent auditors and internal auditors; and (d) considers and approves the range of audit and non-audit services performed by independent auditors and fees for such services. It met twice during fiscal 1996.

     The Compensation Committee sets the compensation of the Corporation's most highly paid officers, and administers short and long term bonus awards to these officers under the Brown-Forman Omnibus Compensation Plan (adopted by stockholders in 1995; discussed in more detail below). It met four times in fiscal 1996.

The Board has no standing nominating committee.

DIRECTORS' MEETINGS. The Board met six times during fiscal 1996. Each incumbent director attended at least 75% of the aggregate number of Board and committee meetings held in fiscal 1996, during the periods when he was a director and served on such committee.

        SECURITY OWNERSHIP OF CERTAIN "BENEFICIAL OWNERS" AND MANAGEMENT

VOTING SECURITY OWNERSHIP OF CERTAIN "BENEFICIAL OWNERS." The following table shows each person known to management to be the "beneficial owner" of more than 5% of the Corporation's Class A Common Stock, its only class of voting securities, as of April 30, 1996. "Beneficial ownership," as defined by the Securities and Exchange Commission ("SEC") includes shares over which the named beneficial owner had sole voting or investment power and shares over which voting and investment powers were shared with others. Under this definition, a "beneficial owner" may or may not receive any economic benefit from the shares attributed to him or her, such as receiving either dividends or sale proceeds. DUE TO THE WAY THIS DEFINITION OPERATES, THE SAME SHARES MAY BE SHOWN BELOW AS BEING OWNED BY MORE THAN ONE PERSON. These beneficial owners share voting and investment powers as members of advisory committees of certain trusts of which corporate fiduciaries act as trustees. Owsley Brown II, W.L. Lyons Brown, Jr., and Ina B. Bond are three of the eight trustees of the W.L. Lyons Brown Foundation, which owns 34,353 shares of Class A Common Stock; these shares are included under "Shared Voting and Investment Power" for each person. Counting each share only once, the aggregate number of shares of Class A Common Stock beneficially owned by the named persons is 21,942,309 shares, or 75.7% of the outstanding shares of such stock.


=============================================================================================================================
                                                         Amount and Nature of "Beneficial Ownership"
                               --------------------------------------------------------------------------------
                                                                                         Total Sole and
Name and Address                     Sole Voting and          Shared Voting and          Shared Voting and           Percent
of "Beneficial Owner"               Investment Power           Investment Power          Investment Power           of Class
=============================================================================================================================
W.L. LYONS BROWN, JR.                      400,073                  13,996,123                 14,396,196             49.7%
 501 Fourth Avenue
 Louisville, Kentucky
- ------------------------------------------------------------------------------------------------------------------------------
OWSLEY BROWN FRAZIER                       817,267                  11,283,684                 12,100,951             41.7%
 850 Dixie Highway
 Louisville, Kentucky
- ------------------------------------------------------------------------------------------------------------------------------
DACE BROWN FARRER                                0                   9,167,370                  9,167,370             31.6%
 Log House Farm, Bell Road
 Bedford, Kentucky
- ------------------------------------------------------------------------------------------------------------------------------
OWSLEY BROWN II                            497,096                   5,335,607                  5,832,703             20.1%
 850 Dixie Highway
 Louisville, Kentucky
- ------------------------------------------------------------------------------------------------------------------------------
INA B. BOND                                979,149                   3,348,381                  4,327,530             14.9%
 8215 West U.S. Highway 42
 Skylight, Kentucky
- ------------------------------------------------------------------------------------------------------------------------------
ROBINSON S. BROWN, JR.                     209,915                   2,861,286                  3,071,201             10.6%
 5208 Avish Lane
 Harrods Creek, Kentucky
- ------------------------------------------------------------------------------------------------------------------------------
SANDRA A. FRAZIER                          166,728                   2,116,314                  2,283,042              7.9%
 101 Bullitt Lane
 Louisville, Kentucky
==============================================================================================================================

EQUITY SECURITY OWNERSHIP OF MANAGEMENT. The following table shows the "beneficial ownership" as of April 30, 1996, by each director and director nominee, by each Named Executive Officer, and by all directors and executive officers as a group, of the Corporation's Class A and Class B Common Stock. As of April 30, 1996, no one on this table had any beneficial ownership interest in the Corporation's 4% Cumulative Preferred Stock.

===========================================================================================================================
                                      CLASS A COMMON STOCK                                   CLASS B COMMON STOCK
                               ------------------------------------------------   -----------------------------------------
                                                          SOLE & SHARED
                                     VOTING &                VOTING &                                     SOLE & SHARED
                                 INVESTMENT POWER        INVESTMENT POWER         INVESTMENT POWER        INVESTMENT POWER
                               ------------------------------------------------   -----------------------------------------
                                                                           % OF                                        % OF
       NAME                      SOLE       SHARED          TOTAL         CLASS     SOLE      SHARED       TOTAL      CLASS
===========================================================================================================================
Barry D. Bramley                     100           0             100       *        1,000           0          1,000      *
- ---------------------------------------------------------------------------------------------------------------------------
John P. Bridendall                 9,579      24,995          34,534       *            0       8,282          8,282      *
- ---------------------------------------------------------------------------------------------------------------------------
Geo. Garvin Brown III             41,709   1,308,075       1,349,784     4.7%       7,389      63,726         71,115      *
- ---------------------------------------------------------------------------------------------------------------------------
Owsley Brown II                  497,096   5,335,607       5,832,703    20.1%       8,134   4,752,114      4,760,248  11.9%
- ---------------------------------------------------------------------------------------------------------------------------
W.L. Lyons Brown, Jr.            400,073  13,996,123      14,396,196    49.7%      18,467  13,135,402     13,153,869  32.9%
- ---------------------------------------------------------------------------------------------------------------------------
Donald G. Calder                   3,000           0           3,000       *            0           0              0      *
- ---------------------------------------------------------------------------------------------------------------------------
Owsley Brown Frazier             817,267  11,283,684      12,100,951    41.7%      87,127   8,118,234      8,205,361  20.5%
- ---------------------------------------------------------------------------------------------------------------------------
Richard P. Mayer                   3,000           0           3,000       *        3,000           0          3,000      *
- ---------------------------------------------------------------------------------------------------------------------------
Stephen E. O'Neil                  5,200           0           5,200       *            0       2,700/1/       2,700      *
- ---------------------------------------------------------------------------------------------------------------------------
Steven B. Ratoff                   3,376           0           3,376       *        1,000           0          1,000      *
- ---------------------------------------------------------------------------------------------------------------------------
William M. Street                330,040     263,079/2/      593,119     2.0%           0      80,649/2/      80,649      *
- ---------------------------------------------------------------------------------------------------------------------------
James S. Welch                     4,800       1,800/3/        6,600       *            0           0              0      *
- ---------------------------------------------------------------------------------------------------------------------------
All Directors and Execu-       2,162,334  18,149,095      20,311,429    70.1%     133,161  13,309,031    13,452,192   33.6%
tive Officers as a Group/4/
===========================================================================================================================

*   Denotes less than 1%.
/1/ Owned by The O'Neil Foundation, of which Mr. O'Neil is President. Mr. O'Neil disclaims beneficial ownership of such shares.

/2/ Registered in the name of Frances W. Street, for whom Mr. Street holds a general power of attorney.

/3/ Owned by Mr. Welch's wife. Mr. Welch disclaims beneficial ownership of such shares.

/4/ In computing the aggregate number of shares and percentages owned by all directors and executive officers as a group, each share has been counted only once.

Executive officers, directors, and "beneficial owners" of more than 10% of the Corporation's Class A Common Stock must file reports of changes in ownership of the Corporation's stock pursuant to Section 16(a) of the Securities Exchange Act of 1934. The Corporation has reviewed such reports received by it and written representations from such persons. Based solely on such review, the Corporation believes that during the year ended April 30, 1996, all filing requirements were met, except for: (a) Lois Mateus, who filed a Form 5 to include shares inadvertently omitted from earlier filings; and (b) Stephen O'Neil, who was late filing two Form 4's, one reporting a sale of Class A stock and one reporting the sale of Class B stock.

                           EXECUTIVE COMPENSATION

The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three fiscal years to the five employees who were the Corporation's most highly compensated executive officers (the "Named Executive Officers") as of the end of fiscal 1996. The Named Executive Officers and their compensation are shown on the Summary Compensation Table on page 7. All plans referred to are described under "Plan Descriptions," beginning on page 9. Note that, effective as of May 1, 1994, three of these plans were incorporated into the Brown-Forman Omnibus Compensation Plan (the "Omnibus Plan") described on pages 11 and 12.

                         COMPENSATION COMMITTEE REPORT

FUNCTION OF COMPENSATION COMMITTEE: The Compensation Committee ("the Committee"), made up of three non-employee Directors, met four times during fiscal 1996 to review compensation recommendations prepared by management and distributed before each meeting. Currently, the Compensation Committee administers the short term and long term bonus plans for eight corporate officers, including the five most highly compensated Named Executive Officers. The Compensation Committee also establishes the salaries for three of the Named Executive Officers, Owsley Brown II, William M. Street and Owsley Brown Frazier. These individuals constitute the Executive Committee, and the Compensation Committee considers their compensation both as individuals and as a group. The two other Named Executive Officers, Steven B. Ratoff and John P. Bridendall, as well as the other three corporate officers whose bonuses are set by the Committee, are compensated on the same basis as other senior executives of the Corporation.

COMPENSATION PHILOSOPHY: The Corporation's compensation objectives for all salaried employees are: first, to offer sufficient compensation to attract and retain high-quality talent; and second, to tie bonus potential to the Corporation's financial performance. Total compensation is set based on market forces and on the Corporation's financial performance, and is intended to make the Corporation competitive with comparable companies.

EXECUTIVE COMMITTEE MEMBERS: For Executive Committee Members, the Compensation Committee considers a 50% - 50% blend of survey data from the Hay survey of industrial companies and the Hewitt survey of consumer goods companies in determining its compensation target. The Hay survey companies from various industries are approximately the same size as the Corporation; representative companies in the Hay survey include General Signal Corporation, McGraw-Hill, Inc., and Murphy Oil Corporation. The Hewitt survey focuses on consumer products companies, regardless of size, from which the Corporation typically recruits executives; representative companies in the Hewitt survey include Adolph Coors Company, The Clorox Company, Hershey Foods Corporation, and The Seagram Company Ltd. (The Hay and Hewitt survey companies are not used as the basis for the Performance Graph peer groups shown on page 13 of this Proxy Statement because some of the companies in the published indices used as peer groups in the Performance Graph do not participate in those surveys.)

Throughout fiscal 1996, the Corporation provided these three executives a compensation package consisting of salary (approximately 40% of total compensation), an annual bonus (approximately 30% of total compensation) based on reaching earnings per share ("EPS") goals, and deferred compensation (approximately 30% of total compensation) consisting of restricted shares. Restricted share awards are based on the same annual EPS goals, although the ultimate value of these awards depends on how the stock performs over three years. The fiscal 1996 restricted share award is the last restricted share award, as noted on page 12.

As a matter of policy, the Committee targets total compensation for Executive Committee Members at a level somewhat above the market to attract and retain executives with the leadership and skills the Corporation needs for success. In setting their compensation for fiscal 1996, the Committee considered, among other things, (a) the general trend of total pay increases for other top executives in the U.S. (approximately 8%); (b) compensation increases for employees not participating in management bonus programs (approximately 4.5%); and (c) the performance of the Corporation's EPS during the previous fiscal year.

At its July, 1995 meeting, the Committee considered that actual compensation for these officers was 9.5% below the targeted compensation level. The Committee granted the three senior officers as a group an increase in total compensation of approximately 9.5%. The Committee set Owsley Brown II's total compensation for fiscal 1996 at a level slightly below its target for chief executive officers as indicated by the average of the two surveys on which the Committee relies (Hay and Hewitt).

OTHER TWO NAMED EXECUTIVE OFFICERS: The short term and long term bonuses for the other two Named Executive Officers, Mr. Ratoff and Mr. Bridendall, are set by the Compensation Committee upon the recommendation of the Management Compensation Review Committee ("MCRC"), whose members are Owsley Brown II, William M. Street, and Owsley Brown Frazier. The MCRC sets the salaries for Mr. Ratoff and Mr. Bridendall.

COMPLIANCE WITH TAX LAW LIMITS ON DEDUCTIBILITY OF COMPENSATION: Section 162(m) of the Internal Revenue Code, enacted in August, 1993, limits to $1 million the amount of annual compensation the Corporation may deduct for federal income tax purposes when paid to a Named Executive Officer. The new law does, however, allow the Corporation to deduct compensation over $1 million if it is "performance based" and paid under a formal compensation plan that meets the requirements of the Code.

In order to insure the deductibility of fiscal 1996 compensation, the Committee:
(a) set performance goals under the Omnibus Compensation Plan, which bases awards on achieving periodic goals; and (b) eliminated its discretion to adjust upwards awards to Named Executive Officers. The Corporation expects to be able to deduct all fiscal 1996 compensation.

CONCLUSION: Based upon the information available at the time compensation for fiscal 1996 was established for the Corporation's Named Executive Officers, the Committee believes that the levels of compensation were consistent with targeted levels and that compensation increases during fiscal 1996 were granted in a prudent manner.

      Stephen E. O'Neil, Chairman   Richard P. Mayer   Donald G. Calder

                          SUMMARY COMPENSATION TABLE

- ---------------------------------------------------------------------------------------------------
                                                 ANNUAL              LONG TERM
                                              COMPENSATION          COMPENSATION
                                            -------------------------------------
                                                                     LONG TERM
                               FISCAL YEAR                           INCENTIVE       ALL OTHER
                                 ENDING      SALARY      BONUS (1)   PAYMENTS (2)  COMPENSATION (3)
NAME AND PRINCIPAL POSITIONS    APRIL 30,     ($)          ($)          ($)            ($)
===================================================================================================
OWSLEY BROWN II                  1996       656,670     1,161,098       99,578         18,039
Chairman of the Board and        ------------------------------------------------------------------
Chief Executive Officer          1995       639,312     1,016,370       45,076         16,439
                                 ------------------------------------------------------------------
                                 1994       562,067     1,052,584       21,432         12,451
===================================================================================================
WILLIAM M. STREET                1996       476,780       796,708       63,301         14,585
Vice Chairman; President and     ------------------------------------------------------------------
Chief Executive Officer,         1995       467,599       740,667       28,683         13,442
Brown-Forman Beverages           ------------------------------------------------------------------
Worldwide                        1994       447,585       787,828       13,628         10,462
===================================================================================================
OWSLEY BROWN FRAZIER             1996       393,755       388,308       49,968         11,459
Vice Chairman                    ------------------------------------------------------------------
                                 1995       370,456       398,189       22,621         10,668
                                 ------------------------------------------------------------------
                                 1994       339,150       475,160       10,763          9,073
===================================================================================================
STEVEN B. RATOFF                 1996       338,444       251,769            0         60,320
Executive Vice President         ------------------------------------------------------------------
and Chief Financial Officer      1995       129,029       121,320            0          4,869
(hired during fiscal 1995)       ------------------------------------------------------------------
                                 1994
===================================================================================================
JOHN P. BRIDENDALL               1996       303,058       193,217       27,712          9,815
Senior Vice President            ------------------------------------------------------------------
                                 1995       293,513       227,056       11,366          9,389
                                 ------------------------------------------------------------------
                                 1994       280,969       288,571        5,033         37,413
===================================================================================================

(1) The "Bonus" column includes the sum of: (a) cash payments under the annual incentive plan; and (b) the total value (as of the end of the fiscal year) of restricted shares awarded for fiscal 1996.

     (NOTE THAT, PURSUANT TO SEC POLICY, THE TOTAL VALUE OF RESTRICTED SHARES AWARDED APPEARS IN THE ANNUAL COMPENSATION COLUMN, EVEN THOUGH IT VESTS OVER SEVERAL YEARS AFTER THE AWARD.)

     The deferred portion included in the above numbers, in the form of restricted stock, is as follows as of April 30, 1996: Owsley Brown II, $638,001; William M. Street, $423,189; Owsley Brown Frazier, $218,166; Steven B. Ratoff, $134,901; and John P. Bridendall, $103,545.

     The 1996 bonuses shown are estimates; actual bonuses, including restricted share awards, are finalized after each year's proxy statement is published. The Corporation pays dividends to holders of restricted shares at the same rate as it pays dividends on its unrestricted shares. See the table on page 8 for shares of Class A and Class B Common Stock awarded to these executive officers, the number of shares which vested during the last three fiscal years, and the number of restricted shares outstanding at the end of each of the last three fiscal years.

(2)  Represents the payout of Stock Appreciation Rights awarded in prior years.

(3) Represents the Corporation's contributions to its 401(k) plan on behalf of the Named Executive Officers and additional Savings Plan contributions such officers may have elected (as well as medical reimbursement funds credited) under the Flexible Reimbursement Plan, described below. The figures for Mr. Ratoff also include $56,403 in 1996 and $4,869 in 1995 that he received for moving expenses. The 1994 figure for Mr. Bridendall also includes a payment he elected to receive under the Corporation's Supplemental Excess Retirement Plan, described below.

             RESTRICTED SHARES:  AWARDED, VESTED, AND OUTSTANDING

==========================================================================================================================
                                                CLASS A COMMON STOCK(1)                   CLASS B COMMON STOCK(1)
                                ---------------------------------------------------    -----------------------------------
                     FISCAL                          VESTED DURING   OUTSTANDING AT    VESTED DURING   OUTSTANDING AT
                      YEAR          AWARDED(2)           YEAR         END OF YEAR           YEAR         END OF YEAR
                     ENDING     ---------------------------------------------------    -----------------------------------
    NAME            APRIL 30,      #         $       #         $       #         $         #        $       #        $
==========================================================================================================================
OWSLEY                 1996      16,359   638,001  12,507   487,773  45,444   1,772,316      0         0      0         0
BROWN II           -------------------------------------------------------------------------------------------------------
                       1995      13,395   435,338   6,372   207,090  41,592   1,351,740  4,101   135,333      0         0
                   -------------------------------------------------------------------------------------------------------
                       1994      18,105   530,356   2,961    86,733  34,569   1,012,641  4,104   122,778  4,101   122,688
==========================================================================================================================
WILLIAM                1996      10,851   423,189   9,593   374,127  32,741   1,276,899      0         0      0         0
M. STREET          -------------------------------------------------------------------------------------------------------
                       1995      10,024   325,780   5,004   162,630  31,483   1,023,198  3,222   106,326      0         0
                   -------------------------------------------------------------------------------------------------------
                       1994      13,536   396,515   2,325    68,103  26,463     775,189  3,222    96,392  3,222    96,392
==========================================================================================================================
OWSLEY                 1996       5,594   218,166   5,966   232,674  19,546     762,294      0         0      0         0
BROWN              -------------------------------------------------------------------------------------------------------
FRAZIER                1995       6,436   209,170   3,015    97,988  19,918     647,335  1,941    64,053      0         0
                   -------------------------------------------------------------------------------------------------------
                       1994       8,703   254,940   1,404    41,125  16,497     483,252  1,944    58,158  1,941    58,068
==========================================================================================================================
STEVEN B.              1996       3,459   134,901       0         0   5,335     208,065      0         0      0         0
RATOFF             -------------------------------------------------------------------------------------------------------
                       1995       1,876    60,970       0         0   1,876      60,970      0         0      0         0
                   -------------------------------------------------------------------------------------------------------
                       1994
==========================================================================================================================
JOHN P.                1996       2,655   103,545   2,761   107,679   9,579     373,581      0         0      0         0
BRIDENDALL         -------------------------------------------------------------------------------------------------------
                       1995       3,550   115,375   1,380    44,850   9,685     314,763    765    25,245      0         0
                   -------------------------------------------------------------------------------------------------------
                       1994       4,086   119,693     669    19,596   7,515     220,139  1,467    43,888    765    22,886
==========================================================================================================================

      All dollar values are based on the closing prices for the fiscal year ending April 30, as follows (rounded to the nearest cent):

               =================================================
                 FISCAL YEAR   CLOSING  PRICE,   CLOSING PRICE,
                     END           CLASS A           CLASS B
               =================================================
                  1996             $39.00            $39.50
               -------------------------------------------------
                  1995             $32.50            $33.00
               -------------------------------------------------
                  1994             $29.29            $29.92
               =================================================

(1) Class A Common Stock was awarded for the first time in 1992; no shares of Class B Common Stock have been awarded since 1992.

(2) Restricted share awards are finalized after each year's proxy statement is published. Numbers for Class A Common Stock Awarded and Outstanding in 1996 are estimates and will change based on actual results. Each year's data reflect adjustments from the prior year's estimated awards as disclosed in earlier proxy statements.

         STOCK APPRECIATION RIGHTS ("SAR'S") VESTED DURING FISCAL 1996
                 AND YEAR-END VALUE TABLE AS OF APRIL 30, 1996
  (based on Class B Common Stock's five-day average closing price of $39.35)

Although the SAR Plan was discontinued in 1994, earlier awards did vest for the following Named Executive Officers during fiscal 1996, and unvested awards will continue to vest for one more fiscal year.


================================================================================
                                        UNEXERCISED SAR'S AT FISCAL YEAR-END (2)
                                        ----------------------------------------
         NAME           VALUE REALIZED (1)      NUMBER               VALUE
================================================================================
Owsley Brown II              $114,487            4,593              $65,565
- --------------------------------------------------------------------------------
William M. Street             $72,815            2,922              $41,712
- --------------------------------------------------------------------------------
Owsley Brown Frazier          $57,430            2,304              $32,890
- --------------------------------------------------------------------------------
Steven B. Ratoff                   $0                0                   $0
- --------------------------------------------------------------------------------
John P. Bridendall            $35,263            1,467              $20,941
================================================================================

(1) Represents the difference between the market value of underlying Class B Common Stock at time SAR's vest and the related SAR's "strike" price.

(2) One-third of SAR's granted vest automatically at the end of the second, third, and fourth fiscal years after the year of grant. Participants have no discretion as to when SAR's vest. For the purposes of this table, SAR's which vested are treated as having been exercised.


                               PLAN DESCRIPTIONS

The Corporation's executives participate in several different retirement, savings, and compensation plans. The Stock Appreciation Rights plan was discontinued in 1994, and the Restricted Stock Plan was superseded by the Omnibus Plan, but both are described below because awards under them continue to affect executive compensation. Benefits under the Corporation's retirement plans, its savings plans, and its Flexible Reimbursement Plan are based on a common definition of "compensation," which includes salary, the cash portion of annual incentive, holiday bonuses, and sales commissions, but excludes Market Value Units, restricted share awards, and SAR awards. Unless otherwise noted, the Named Executive Officers' benefits under these plans appear on the Summary Compensation Table under "All Other Compensation."

(1) RETIREMENT PLANS: The Corporation maintains both tax-qualified retirement plans and non-qualified supplemental excess retirement plans. Most salaried employees participate in the Salaried Employees Retirement Plan. This plan provides monthly retirement benefits based on age at retirement, years of service, and the average of the five highest consecutive years' compensation during the final ten years of employment. Retirement benefits are not offset by Social Security benefits, and are normally payable at age
     65. A participant's interest in plan benefits vests after five years of service. The following table shows the estimated annual benefits (straight life annuity) payable upon retirement at normal retirement age to participants at specified levels of compensation and years of service:

            ==========================================================
              AVERAGE HIGHEST 5
             CONSECUTIVE YEARS'       YEARS OF SERVICE CLASSIFICATION
            COMPENSATION DURING    -----------------------------------
              FINAL 10 YEARS
                                      10 YEARS   20 YEARS   30 YEARS
            ==========================================================
                   $  200,000          $ 33,759   $ 67,518   $101,277
            ----------------------------------------------------------
                   $  400,000          $ 68,759   $137,518   $206,277
            ----------------------------------------------------------
                   $  600,000          $103,759   $207,518   $311,277
            ----------------------------------------------------------
                   $  800,000          $138,759   $277,518   $416,277
            ----------------------------------------------------------
                   $1,000,000          $173,759   $347,518   $521,277
            ----------------------------------------------------------
                   $1,200,000          $208,759   $417,518   $626,277
            ----------------------------------------------------------
                   $1,400,000          $243,759   $487,518   $731,277
            ----------------------------------------------------------
                   $1,600,000          $278,759   $557,518   $836,277
             =========================================================

     Federal tax law limits the benefits that might otherwise be paid to key employees under "qualified" plans such as the Salaried Employees Retirement Plan. Therefore, for certain key employees, the Corporation also maintains a non-qualified Supplemental Excess Retirement Plan ("SERP"). The SERP provides retirement benefits to make up the difference between a participant's accrued benefit calculated under the Salaried Employees Retirement Plan and the ceiling imposed by federal tax law. SERP participants may elect a discounted current cash payment instead of a SERP retirement benefit. The SERP also provides supplemental retirement benefits for certain key employees who join the Corporation in mid-career, subject to special vesting requirements.

     For the Named Executive Officers, covered compensation for fiscal 1996 for these plans and service credited for plan purposes as of April 30, 1996, were as follows: Owsley Brown II, $ 1,237,702 and 30 years; William M. Street, $891,667 and 30 years; Owsley Brown Frazier, $582,740 and 30 years; Steven B. Ratoff, $398,956 and 2 years; and John P. Bridendall, $414,365 and 18 years.

(2) SAVINGS PLAN: Most salaried employees and hourly employees not represented by a collective bargaining unit can participate in the Corporation's Savings Plan (the "Savings Plan") after one year of service. Subject to a maximum the IRS sets annually ($9,500 for calendar 1996), participants may contribute between 2% and 10% of their compensation to their Savings Plan accounts. The Corporation's maximum match of participants' contributions has increased gradually from 2.5% of the participant's compensation in 1993 to 4.25% today, and vests fully after four years of service. Participants receive their vested Savings Plan accounts upon termination of their employment for any reason.

(3) FLEXIBLE REIMBURSEMENT PLAN: Most salaried employees and hourly employees not represented by a collective bargaining unit can participate in the Corporation's non-contributory Flexible Reimbursement Plan ("the Flex Plan") after one year of service. Each calendar year, a participant's Flex Plan account is credited with the greater of $500 or 1% of compensation during the prior calendar year. Before each calendar year, a participant may earmark up to $500 of his Flex Plan account to be used for reimbursement of uninsured medical expenses; the balance is contributed to the participant's Savings Plan account. Participants forfeit any unused balance in their Flex Plan medical expense reimbursement account at the end of a calendar year.

(4)  OMNIBUS PLAN:

     Approved by the stockholders in July 1995, the Omnibus Plan has simplified the Corporation's executive compensation program by combining the existing short term and long term bonus plans under a single "umbrella" plan. The Omnibus Plan took the place of both the Management Incentive Compensation Plan and the Restricted Stock Plan. In addition, the Omnibus Plan allows the Corporation to offer different types of incentive compensation, including stock options, stock appreciation rights, market value units, and performance units that can be awarded by the plan administrator.

     Administration: The Omnibus Plan allows for two levels of plan administration. The Compensation Committee (comprising outside directors only) acts as the plan administrator for all corporate officers at the Senior Vice President level and above, plus the Chief Executive Officer of Lenox. For all other participants, the plan administrator is the Management Compensation Review Committee.

     Effective Date; Duration: The Omnibus Plan was approved by stockholders at the July 1995 annual meeting, and has an effective date of May 1, 1994. The plan administrator may not make awards under the Omnibus Plan after April 30, 2005.

     Eligibility and Participation: The plan administrator sets eligibility standards for officers and other key employees of the Corporation and its subsidiaries and divisions. Currently, 410 employees are eligible to receive annual incentive (cash) awards, and 95 employees are eligible to receive long term awards. Non-employee directors may elect to receive payment in shares for all or any part of their retainer and/or committee fees, but are not otherwise eligible to participate under the Omnibus Plan.

     Performance Periods: Performance periods for annual incentive awards are the fiscal year. Performance periods for other awards are one or more fiscal years, at the plan administrator's discretion. Each award program must be established in writing before the statutory deadline for setting performance goals.

     Amounts of Awards: Subject to adjustment for stock splits or other extraordinary events (such as changes in capitalization), up to 1,500,000 Shares of the Corporation's common stock can be awarded to participants under the Omnibus Plan. Increases in this limit would require stockholder approval. For a given plan year, an award of shares to a top-tier participant ("Designated Executive Officer") cannot exceed 110,000, an annual incentive award is limited to $1,200,000, and the cash portion of any long term award is limited to $700,000. The plan administrator may not adjust targets downward so that awards to Designated Executive Officers can increase. The plan administrator can, however, adjust targets so that awards to participants other than Designated Executive Officers increase.

     Annual Incentive Awards: Annual incentive awards under the Omnibus Plan provide additional incentives for those key employees who make significant contributions to corporate operations. The Compensation Committee administers awards and sets annual incentive payment targets for Designated Executive Officers. The Management Compensation Review Committee administers awards and sets annual business-specific targets for other participants.

     Long Term Awards:
     Fiscal 1996: For fiscal 1996, all long term awards granted under the Omnibus Plan were awards of restricted shares. While prior awards of restricted shares vested over several years, these awards will vest fully in 1998.

     Fiscal 1997 and Beyond: At its May 1996 meeting, the Compensation Committee took advantage of the flexibility allowed by the Omnibus Plan and implemented a new program for long term awards for fiscal year 1997 and beyond. Restricted shares will no longer be awarded. Instead, this program features overlapping three-year performance periods, awards payable primarily in cash, and stock options for the non-cash portion of awards. These features provide increased flexibility in tailoring performance goals to business units smaller than the Corporation itself. Approximately 200,000 shares of Brown-Forman stock will be awarded under the first performance period of the plan.

(5) PLANS SUPERSEDED BY THE OMNIBUS PLAN: Until the Omnibus Plan became effective on May 1, 1994, the Corporation provided long term incentive compensation to certain participants under the Restricted Stock Plan and under the Stock Appreciation Rights Plan. These plans are described briefly below because awards under these plans vested during fiscal 1996 and will continue to affect the data in the Summary Compensation Table for several more fiscal years.

     Restricted Stock Plan: The Restricted Stock Plan provided incentives for key employees who made significant contributions to corporate operations; for the last two fiscal years, this incentive program was administered by the Compensation Committee as part of the Omnibus Plan; awards under the Restricted Stock Plan and awards of restricted shares under the Omnibus Plan will continue to vest over the next three fiscal years.

     Awards were based on performance measured against corporate or divisional goals, expressed as a dollar amount converted to a number of restricted shares using the average closing stock price for Class A or Class B Common Stock (depending on the class of the award) for the last five trading days of the fiscal year preceding the fiscal year for which the award was granted. Awards were made with shares of either Class A or Class B Common Stock, which may not be sold, exchanged, transferred, pledged, or otherwise disposed of before vesting, except in accordance with the terms of the plan.

     Restricted shares awarded before fiscal 1996 vest one-third at the end of each of the second, third, and fourth fiscal years after the year in which the shares are awarded. Fiscal 1996 restricted shares will vest at the end of the second fiscal year after the year of award. Once the shares are awarded, participants receive dividends as paid by the Corporation and are entitled to vote the shares. Restrictions on shares lapse (that is, the shares are issued without restrictions) if a participant's employment is terminated because of death, disability, or retirement. Participants who voluntarily terminate their employment or who are terminated for cause, however, generally forfeit all interest in the shares. As noted above, no restricted shares will be issued in fiscal 1997.

     See the table entitled "Restricted Shares: Awarded, Vested, and Outstanding" for the award and vesting schedule for restricted shares for the Named Executive Officers.

     Stock Appreciation Rights Plan: The Stock Appreciation Rights Plan (the "SAR Plan") was terminated in fiscal 1994. Awards already made under the SAR plan will, however, continue to vest for one more fiscal year.

     Stock appreciation rights ("SAR's") are valued at a "strike price" equal to the average closing price of the Corporation's Class B Common Stock for the last five trading days of the fiscal year preceding the date of the award. SAR's vest one-third at the end of each of the second, third, and fourth fiscal years after the year of grant. Once vested, participants receive a cash payment equal to the value of any appreciation in value of the SAR's from the strike price to the average closing price of the Corporation's Class B Common Stock for the last five trading days of the fiscal year in which the SAR's vest.

     If a participant's employment is terminated because of death, disability, or retirement, all SAR's vest and are payable using the closing price of the Corporation's Class B Common Stock on the termination date as the strike price. Participants who voluntarily terminate their employment or who are terminated for cause, however, forfeit all interest in the SAR's.

     See the Stock Appreciation Rights table on page 9 for values realized in fiscal 1996 for SAR's granted in prior fiscal years and for the total number of SAR's outstanding at April 30, 1996, for the Named Executive Officers. The Corporation awarded no SAR's in fiscal 1996.


                             DIRECTOR COMPENSATION

The directors who are not officers of the Corporation or its subsidiaries are compensated at an annual rate of $23,000, payable in equal monthly installments, plus $1,100 per Board meeting and $900 per committee meeting attended; committee chairmen get an additional $450 for chairing committee meetings. The four directors who are employees of the Corporation receive no additional compensation for serving on the Corporation's Board or its committees. All directors are reimbursed for reasonable and necessary expenses they incur in performing their duties as directors.

W.L. LYONS BROWN, JR.'S COMPENSATION AGREEMENT: The Corporation has an agreement with Mr. W.L. Lyons Brown, Jr., which began August 1, 1993, and continues until August 31, 1996. The agreement calls for scheduled payments to be made to Mr. Brown to compensate him for his services; payments made during fiscal 1996 totaled $242,144.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
            BROWN-FORMAN CORPORATION, S&P 500 INDEX, AND PEER GROUPS

The performance graph set out below compares the cumulative total stockholder return on the Corporation's Class B Common Stock against three indices which include that stock: the Standard & Poor's 500 Stock Index, the Dow Jones Consumer Non-Cyclical Index (76 companies), and the S&P Beverage Alcohol Index. While the latter index might appear to be a reasonable one against which to measure the Corporation's performance, it contains only four companies, unevenly matched in relative market capitalization (relative capitalization shown in parentheses): Anheuser-Busch Companies (52%), The Seagram Company Ltd. (38% -- which until mid-1995 included substantial holdings of DuPont stock and now includes substantial holdings in the entertainment business), Adolph Coors Company (2%), and the Corporation (8%). Therefore, the Dow Jones Consumer Non-Cyclical Index has been included as a more diversified index, even though portions of the Corporation's business are somewhat cyclical. As a diversified producer of both beverage alcohol products and consumer durables including china, crystal, luggage, and silverware, the Corporation is not easily categorized with other more specific industry indices.

The numbers are based on two assumptions prescribed by SEC rules: (1) that $100 had been invested in the Corporation's Class B stock and in each index on April 30, 1991; and (2) that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter. The total cumulative dollar returns shown on the graphs represent the value that such investments would have had on April 30 in the years since 1991.



                                  [GRAPH APPEARS HERE]






                               -----------------------------------------
                                1991   1992   1993   1994   1995   1996
- ------------------------------------------------------------------------
B-F (CLASS B)                   $ 100  $ 100  $ 110  $ 127  $ 144  $ 177
- ------------------------------------------------------------------------
DJ CONSUMER N-CYCLICAL INDEX    $ 100  $ 118  $ 106  $ 110  $ 144  $ 193
- ------------------------------------------------------------------------
S&P 500 INDEX                   $ 100  $ 114  $ 125  $ 131  $ 154  $ 201
- ------------------------------------------------------------------------
S&P BEVERAGE ALCOHOL INDEX      $ 100  $ 111  $ 109  $ 119  $ 124  $ 152
- ------------------------------------------------------------------------

                         TRANSACTIONS WITH MANAGEMENT

James S. Welch, one of the Corporation's Directors, is a partner in Ogden Newell & Welch, a Louisville law firm which rendered services to the Corporation during fiscal 1996; the Corporation also plans to use services of this firm in fiscal 1997.

                    APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board has appointed Coopers & Lybrand L.L.P., as the independent certified public accountants to audit the consolidated financial statements of the Corporation for the fiscal year ending April 30, 1997. Coopers & Lybrand has served in this capacity for the Corporation continuously since 1933. The Corporation knows of no direct or material indirect financial interest in the Corporation or any of its subsidiaries, or of any connection with the Corporation or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee by Coopers & Lybrand.

A Coopers & Lybrand representative will attend the annual meeting, will be given the opportunity to make a statement if he wants to, and will be available to respond to appropriate questions.

                             OTHER PROPOSED ACTION

As of June 27, 1996, the Corporation's management knows of no business to come before the meeting other than the election of directors. If any other business should properly be presented to the meeting, however, the proxies will be voted in accordance with the judgment of the persons holding them.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

The Corporation must receive written proposals from stockholders by March 5, 1997, to be considered at the 1997 Annual Meeting of Stockholders and to be included in the proxy materials for that meeting.

                                  By Order of the Board of Directors
                                  Michael B. Crutcher
                                  Secretary
Louisville, Kentucky
June 27, 1996

- --------------------------------------------------------------------------------
P R O X Y


                            BROWN-FORMAN CORPORATION

           THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

              FOR USE BY HOLDERS OF SHARES OF CLASS A COMMON STOCK
                  ANNUAL STOCKHOLDERS' MEETING, JULY 25, 1996

THE UNDERSIGNED hereby appoint(s) Owsley Brown II, Owsley Brown Frazier, and William M. Street, and each of them, attorneys and proxies, with power of substitution, to vote all of the shares of Class A Common Stock of Brown-Forman Corporation standing of record in the name of the undersigned at the close of business on June 17, 1996, at the Annual Meeting of Stockholders of the Corporation, to be held on July 25, 1996, and at all adjourned sessions thereof, in accordance with the Notice and the Proxy Statement received, for the election of directors of the Corporation and upon such other matters as may properly come before the meeting.

Election of Directors, Nominees:
Barry D. Bramley; Geo. Garvin Brown III;
Owsley Brown II; Donald G. Calder;
Owsley Brown Frazier; Richard P. Mayer'
Stephen E. O'Neil; William M. Street;
James S. Welch

                               Change of Address

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                   -----------
                                                                   SEE REVERSE
                                                                      SIDE
                                                                   -----------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                                                     4762


[x] Please mark your votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR THE ELECTION OF THE DIRECTORS NAMED.
- --------------------------------------------------------------------------------

                                          FOR*        WITHELD

1. Election of Directors                  [_]           [_]
(see reverse)
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
*For all nominee(s), except vote witheld from the following:
- ----------------

[_] Change of Address on Reverse Side

- --------------------------------------------------------------------------

SIGNATURE(S) ___________________________________   DATE__________, 1996
NOTE: Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This proxy must be signed exactly as the name or names appear above.  If you are signing as a trustee, executor, etc., please so indicate.
- --------------------------------------------------------------------------------